ASSIGNMENT AGREEMENT FOR RELINQUISHED PROPERTY AND CONSENT OF BUYER

This Assignment Agreement for Relinquished Property and Consent of Buyer ("Assignment Agreement") is entered into by and between Louise A. Bellisimo, an unmarried woman ("Exchanger"), Buyer ("Buyer") of that certain piece of real property commonly known as an undivided fractional 50% interest in 8322 Franz Valley Road, Calistoga, CA 94515-9550 described in Exhibit A ("Subject Property"), and Capital Exchange Services, L.L.C. ("Intermediary").

WHEREAS, Exchanger and Buyer have entered into a Purchase/Sale Contract ("Contract") by which Exchanger has agreed to transfer the Subject Property to Buyer; and

WHEREAS, Exchanger desires to transfer the Subject Property pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"); and

WHEREAS, Exchanger and Intermediary have entered into a Like-Kind Exchange Agreement (the "Exchange Agreement"), whereby Intermediary agrees to accept an assignment of Exchanger's interest in the Contract; and

WHEREAS, Exchanger desires to assign all of its rights, title, and interest in the Contract to Intermediary pursuant to Section 1.1031(k)-1(g)(4)(v) of the Income Tax Regulations; and

WHEREAS, Exchanger desires to provide, and Buyer desire to acknowledge the receipt of, this written notification of the assignment of the Contract contemplated by this Assignment Agreement, and Buyer desires to consent to and accept such assignment;

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Exchanger hereby assigns all of Exchanger's rights, title and interest (but not Exchanger's obligations) in and to the Contract to Intermediary, pursuant to the Exchange Agreement. Intermediary hereby agrees to accept the assignment of the rights in the Contract. Such assignment shall not release Exchanger from any duties or liabilities under the Contract. As allowed in Section 1.1031(k)-1(g)(4)(iv)(B) of the Income Tax Regulations and as set forth in the Exchange Agreement, Exchanger shall transfer title to the Subject Property directly to Buyer.

2. Exchanger shall remain solely liable under the Contract to transfer legal title to the Subject Property to Buyer and to perform all other obligations under the Contract. Intermediary shall not be liable for any obligations under the Contract.

3. The parties hereby agree that should any dispute arise out of this transaction with regard to the condition of the Subject Property or title thereto, such dispute will be resolved between Exchanger and Buyer. Exchanger and Buyer remain responsible for any obligations contained in the Contract.

4. By executing this Assignment Agreement, the parties hereto acknowledge that they have received written notification of the assignment of Exchanger's interest under the Contract and hereby accept the aforesaid assignment of the Contract.

IN WITNESS WHEREOF, each of Intermediary, Exchanger, and Buyer has executed this Assignment Agreement for Relinquished Property and Consent of Buyer effective as of the ____ day of ____________, _______.

INTERMEDIARY:

Capital Exchange Services, L.L.C.
a California Limited Liability Company

By:

____
Justin Swift, Managing Member

EXCHANGER:

____
Louise A. Bellisimo

BUYER: China Organic Agriculture, Inc.

____
Steve Wan US Vice President

NOTE: EXCHANGER IS SOLELY RESPONSIBLE FOR GIVING ALL PARTIES TO THE RELINQUISHED PROPERTY CONTRACT NOTICE OF THIS ASSIGNMENT AND A COPY OF THIS ASSIGNMENT.

ASSIGNMENT AGREEMENT FOR RELINQUISHED PROPERTY AND CONSENT OF BUYER

This Assignment Agreement for Relinquished Property and Consent of Buyer ('Assignment Agreement') is entered into by and between KAC Development Vineyard, LLC a California Limited Liability Company ('Exchanger'), Buyer ('Buyer') of that certain piece of real property commonly known as an undivided fractional 25% interest in 8322 Franz Valley Road, Calistoga, California 94515 described in Exhibit A ('Subject Property'), and Capital Exchange Services, L.L.C. ('Intermediary').

WHEREAS, Exchanger and Buyer have entered into a Purchase/Sale Contract ('Contract') by which Exchanger has agreed to transfer the Subject Property to Buyer; and

WHEREAS, Exchanger desires to transfer the Subject Property pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the 'Code'); and

WHEREAS, Exchanger and Intermediary have entered into a Like-Kind Exchange Agreement (the 'Exchange Agreement'), whereby Intermediary agrees to accept an assignment of Exchanger's interest in the Contract; and

WHEREAS, Exchanger desires to assign all of its rights, title, and interest in the Contract to Intermediary pursuant to Section 1.1031(k)-1(g)(4)(v) of the Income Tax Regulations; and

WHEREAS, Exchanger desires to provide, and Buyer desire to acknowledge the receipt of, this written notification of the assignment of the Contract contemplated by this Assignment Agreement, and Buyer desires to consent to and accept such assignment;

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Exchanger hereby assigns all of Exchanger's rights, title and interest (but not Exchanger's obligations) in and to the Contract to Intermediary, pursuant to the Exchange Agreement. Intermediary hereby agrees to accept the assignment of the rights in the Contract. Such assignment shall not release Exchanger from any duties or liabilities under the Contract. As allowed in Section 1.1031(k)-1(g)(4)(iv)(B) of the Income Tax Regulations and as set forth in the Exchange Agreement, Exchanger shall transfer title to the Subject Property directly to Buyer.

2. Exchanger shall remain solely liable under the Contract to transfer legal title to the Subject Property to Buyer and to perform all other obligations under the Contract. Intermediary shall not be liable for any obligations under the Contract.

3. The parties hereby agree that should any dispute arise out of this transaction with regard to the condition of the Subject Property or title thereto, such dispute will be resolved between Exchanger and Buyer. Exchanger and Buyer remain responsible for any obligations contained in the Contract.

4. By executing this Assignment Agreement, the parties hereto acknowledge that they have received written notification of the assignment of Exchanger's interest under the Contract and hereby accept the aforesaid assignment of the Contract.

IN WITNESS WHEREOF, each of Intermediary, Exchanger, and Buyer has executed this Assignment Agreement for Relinquished Property and Consent of Buyer effective as of the ____ day of ____________, ________.

INTERMEDIARY:

Capital Exchange Services, L.L.C.
a California Limited Liability Company

By:

____
Justin Swift, Managing Member

EXCHANGER:

____
KAC Development Vineyard, LLC
By: Kristi Cook

BUYER: China Organic Agriculture, Inc.

____
Steve Wan US Vice President

NOTE: EXCHANGER IS SOLELY RESPONSIBLE FOR GIVING ALL PARTIES TO THE RELINQUISHED PROPERTY CONTRACT NOTICE OF THIS ASSIGNMENT AND A COPY OF THIS ASSIGNMENT.

ASSIGNMENT AGREEMENT FOR RELINQUISHED PROPERTY AND CONSENT OF BUYER

This Assignment Agreement for Relinquished Property and Consent of Buyer ("Assignment Agreement") is entered into by and between GLC Vineyard, LLC ("Exchanger"), Buyer ("Buyer") of that certain piece of real property commonly known as an undivided fractional 25% interest in 8322 Franz Valley Road, Calistoga, CA 94515-9550 described in Exhibit A ("Subject Property"), and Capital Exchange Services, L.L.C. ("Intermediary").

WHEREAS, Exchanger and Buyer have entered into a Purchase/Sale Contract ("Contract") by which Exchanger has agreed to transfer the Subject Property to Buyer; and

WHEREAS, Exchanger desires to transfer the Subject Property pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"); and

WHEREAS, Exchanger and Intermediary have entered into a Like-Kind Exchange Agreement (the "Exchange Agreement"), whereby Intermediary agrees to accept an assignment of Exchanger's interest in the Contract; and

WHEREAS, Exchanger desires to assign all of its rights, title, and interest in the Contract to Intermediary pursuant to Section 1.1031(k)-1(g)(4)(v) of the Income Tax Regulations; and

WHEREAS, Exchanger desires to provide, and Buyer desire to acknowledge the receipt of, this written notification of the assignment of the Contract contemplated by this Assignment Agreement, and Buyer desires to consent to and accept such assignment;

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Exchanger hereby assigns all of Exchanger's rights, title and interest (but not Exchanger's obligations) in and to the Contract to Intermediary, pursuant to the Exchange Agreement. Intermediary hereby agrees to accept the assignment of the rights in the Contract. Such assignment shall not release Exchanger from any duties or liabilities under the Contract. As allowed in Section 1.1031(k)-1(g)(4)(iv)(B) of the Income Tax Regulations and as set forth in the Exchange Agreement, Exchanger shall transfer title to the Subject Property directly to Buyer.

2. Exchanger shall remain solely liable under the Contract to transfer legal title to the Subject Property to Buyer and to perform all other obligations under the Contract. Intermediary shall not be liable for any obligations under the Contract.

3. The parties hereby agree that should any dispute arise out of this transaction with regard to the condition of the Subject Property or title thereto, such dispute will be resolved between Exchanger and Buyer. Exchanger and Buyer remain responsible for any obligations contained in the Contract.

4. By executing this Assignment Agreement, the parties hereto acknowledge that they have received written notification of the assignment of Exchanger's interest under the Contract and hereby accept the aforesaid assignment of the Contract.

IN WITNESS WHEREOF, each of Intermediary, Exchanger, and Buyer has executed this Assignment Agreement for Relinquished Property and Consent of Buyer effective as of the ____ day of ____________, ______.

INTERMEDIARY:

Capital Exchange Services, L.L.C.
a California Limited Liability Company

By:

____
Justin Swift, Managing Member

EXCHANGER:

____
GLC Vineyard, LLC
By Gina Cook

BUYER: China Organic Agriculture, Inc.

____
Steve Wan US Vice President

NOTE: EXCHANGER IS SOLELY RESPONSIBLE FOR GIVING ALL PARTIES TO THE RELINQUISHED PROPERTY CONTRACT NOTICE OF THIS ASSIGNMENT AND A COPY OF THIS ASSIGNMENT.

Fidelity National Title Company

916 Sir Francis Drake Blvd., San Anselmo, CA 94960
415 451-0190 • FAX 415 451-0183

PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS ARE HEREBY AMENDED AND/OR SUPPLEMENTED IN THE FOLLOWING PARTICULARS ONLY:

To:	Fidelity National Title Company
Date:	February 22, 2008
Escrow No.:	07-**401281**-SC
Locate No.:	CAFNT0928-0921-0009-0285102721
Property Address:	8322 Franz Valley Road, Calistoga, CA 94515

The instructions in this escrow are hereby modified, amended and/or supplemented in the following particulars only:

Acknowledgement: All parties (Sellers and Buyers) have acknowledged receipt of Escrow Holder's executed Acceptance and that all agreements, counter offers and any addendums have been deposited with Escrow Holder and that there are no other outstanding agreements, counter offers and/or addendums which effect the closing of this transaction. Fidelity National Title Company is relieved of any and all responsibility/liability and will be held harmless as it relates to said documents not deposited to escrow.

1. Approval of Legal Description for Subject Property:
Seller(s) signature(s) on the conveying Grant Deed, and Buyer(s) approval of the Preliminary Report, shall be deemed as each party's approval of the legal description contained therein as the exact description for the subject property of this escrow and Escrow Holder may rely upon such approval in processing this transaction.

2. An ALTA Homeowners Policy of Title Insurance will be issued by Fidelity National Title Insurance Company at the close of escrow.

3. The undersigned Buyer hands you herewith Preliminary Change of Ownership Report as provided for in Section 480.34 of the Revenue and Taxation Code, State of California which you are to cause to be filed concurrently with the Deed in our favor. If form is rejected by the County, a surcharge may be imposed by said County and is to be paid by buyer herein.

4. **Purchase Price:** The purchase price for the subject property is **$14,745,000.00**.

5. **Close of Escrow:** Close of escrow to be on or before **February 27, 2008**, or thereafter, unless revoked by written demand on you by the undersigned.

6. **Acceptance Date:** Parties agree that the acceptance date is Not Shown .

7. **Legal Description:** See Exhibit "A" attached heretio and made a part hereof

8. **DOCS SIGNED IN COUNTERPART:** These instructions/documents are executed in counterpart to facilitate this transaction each of which so executed shall, irrespective of the date of its execution and delivery, be deemed an original, and these counterparts together constitute one and the same instrument.

9. **EXCHANGE/ACCOMMODATOR:** The undersigned hereby instruct Fidelity National Title Company that they have selected Capital Exchange Services,LLC as their qualified intermediary. Fidelity National Title Company is to direct deed the property under said escrow from Exchanger to Buyer. All documents and duties of a qualified intermediary as defined under the final regulations of Section 1031 of the Internal Revenue Code are being done by said Intermediary and Fidelity National Title Company is hereby relieved of all responsibility and/or liability as to the preparation of said documents and their validity and fulfillment/compliance of the duties of the qualified intermediary.

   Exchanger hereby acknowledges that Fidelity National Title Company is not acting as Exchanger's tax advisor and does not warrant or represent that the exchange agreements under this escrow will qualify for tax deferral under Section 1031 of the Internal Revenue Code or otherwise. Exchanger has obtained separate, independent advise from an attorney or tax advisor concerning the requirements for a qualified like kind exchange under Section 1031. The parties agree that the Exchanger's conveyance of the property is not conditioned upon qualification of this escrow under Section 1031, and that the property shall be conveyed regardless of the ultimate tax effect on any transaction pursuant to this escrow.

10. **EXCHANGE/DIRECT DEED:** The undersigned parties, in an effort to avoid additional transfer taxes, instruct escrow to prepare one deed from Exchanger to ultimate Buyer. This is done at the advice of an attorney and/or accountant and no representation has been made by Fidelity National Title Company as to the ramifications or validity of such a transfer. The undersigned is aware that should the County not accept this manner of transfer, additional transfer tax could be due. Knowing this, the undersigned do hereby hold Fidelity National Title Company harmless against any claims and or litigation that could result by means of this method of transfer.

Continued on Following Page

Initials: S.W.

11. **EXCHANGE/QUALIFIED INTERMEDIARY DISCLOSURE:** The parties to this escrow acknowledge that Escrow Holder has made no recommendations of any nature regarding the selection of said qualified intermediary and Escrow Holder has made no representations or provided any information with respect to the financial condition and/or accounting practices of the qualified intermediary.

12. **EXCHANGE/NOTIFICATION-DELAYED:** It is the intent of the First Party to effect and/or complete a tax deferred exchange under the terms of §1031 of the Internal revenue code. Exchanger hereby acknowledges that Escrow Holder is not acting as Exchanger's tax advisor and does not warrant or represent that the exchange agreements under this escrow will qualify for tax deferral under §1031 of the Internal revenue code or otherwise. Exchanger has obtained separate, independent advise from an attorney concerning the requirements for a qualified like-kind exchange under §1031. The parties agree that the Exchanger's conveyance and/or acquisition of the property is not conditioned upon qualification of this escrow under §1031, and that the property shall be conveyed and/or acquired regardless of the ultimate tax effect on any transaction pursuant to this escrow. The parties to this escrow agree to indemnify and hold Escrow Holder harmless from any and all claims or loss incurred by reason of any action or inaction of said qualified intermediary.

13. **FACSIMILE SIGNATURE:** Escrow Holder is hereby authorized and instructed that, in the event any party utilizes "facsimile" transmitted signed documents or instructions to Escrow Holder, you are to rely on the same for all escrow instruction purposes and the closing of escrow as if they bore original signatures. Each party shall provide to the other party and to Escrow Holder, within 72 hours after transmission, duplicate original documents or instructions bearing the original signatures. Each party further acknowledges and agrees that documents with non-original signatures may not be accepted for recording by the County Recorder, therefore no closing or recording may take place without the submission of the original documents.

14. **GOOD FUNDS-DISBURSE WHEN AVAILABLE:** Buyer and Seller authorize and instruct Fidelity National Title Company to record all documents required in this escrow when all the conditions of this escrow have been met and upon receipt and deposit of all funds necessary to consummate this transaction in the form of a cashier's check, teller's check or certified check regardless of whether the funds are available for disbursement in accordance with California Insurance Code 12413.1. Immediately upon availability of the deposited instrument, Fidelity National Title Company is instructed to disburse all funds in accordance with these instructions and/or the attached estimated closing statement.

15. Buyer agrees to provide new hazard insurance policy acceptable to lender and to authorize payment of premium through escrow unless a paid receipt is provided to escrow.

16. **HOME WARRANTY – SELLER PAYS:** Seller agrees to purchase a Home Protection Plan from TBD for the Buyer herein (the terms, conditions and legal effects of which are of no concern nor liability to Escrow Holder). In the event this plan is handed Escrow Holder, you are instructed to deliver same to buyer at the close of escrow. Billing for same to be paid from Seller's funds at the close of escrow.

17. **LENDER RATE AND TERMS:** Deed of Trust to be recorded which secures a note in the amount of $8,515,000.00, as per its terms in favor of Transamerica Life Insurance Company, an Iowa corporation, with interest at 7.7% being a variable Rate loan. Borrower's signatures on the loan documents shall constitute their approval of the terms and conditions contained therein.

18. Buyer is aware the new loan may be funded at least one day prior to the date of recordation of documents and close of escrow and that interest will commence on said loan as of the date of funding. Should escrow close after a weekend or holiday, Buyer is aware that interest will be charged during such weekend or holiday and Buyer agrees to bear the cost of said interest and will hold Escrow Holder harmless in connection therewith.

19. **PRORATIONS AND PROPERTY TAXES:** Unless otherwise agreed in writing, real property taxes and assessments, interest, rents, HOA regular, special, and emergency dues and assessments imposed prior to Close of Escrow, premiums on insurance assumed by Buyer, payments on bonds and assessments assumed by Buyer, and payments on Mello-Roos and other Special Assessment District bonds and assessments which are now a lien shall be PAID CURRENT and prorated between Buyer and Seller as of Close of Escrow. Prorated payments on Mello-Roos and other Special Assessment District bonds and assessments and HOA special assessments that are now a lien but not yet due, shall be assumed by Buyer WITHOUT CREDIT toward the purchase price. Property will be reassessed upon change of ownership. Any supplemental tax bills shall be paid as follows: **(1)** For periods after Close Of Escrow, by Buyer; and, **(2)** For periods prior to Close Of Escrow, by Seller. TAX BILLS ISSUED AFTER CLOSE OF ESCROW SHALL BE HANDLED DIRECTLY BETWEEN BUYER AND SELLER.
Exceptions: None.

20. **SPECIAL RECORDING NOTICE:** In the event the documents in this escrow are recorded subsequent to the regular recording time of 8:00 a.m., Buyer and Seller are aware that funds may not or will not be available for disbursement for the payment of liens, proceeds or commission until the following business day and that no interest will be earned on such funds.

21. **SUPPLEMENTAL TAX:** As previously set forth herein, Escrow Holder is instructed to pro-rate taxes on the latest tax bill as of the close of escrow. In view of the change of ownership of the subject property which will take place on the close of this escrow, due to the passage of Chapter 498 and 1102, Statutes of 1983 of the State of California (commonly referred to as Senate Bill No. 813 and Assembly Bill No. 399 respectively), it is to be expected that the

Continued on Following Page

Initials: S.W

taxing authorities will reassess the property and issue a subsequent tax bill. Seller and Buyer acknowledge their awareness of the foregoing and hereby release and relieve Escrow Holder of all liability in connection herewith, and Escrow Holder shall not be further concerned with the above reassessment in any respect.

22. **TAX PRORATION – MOST RECENT TAX BILL:** It is herein acknowledged by the undersigned that the tax proration set forth herein is based upon the 2007-2008 assessed valuation and the 2007-2008 tax rate, and that the final tax liability may vary from that shown herein.

It is further acknowledged that should any adjustment in tax proration be required after the 2008-2009 tax bills become available, said adjustment will be made between the Buyer and Seller without any responsibility therefore on the part of Fidelity National Title Company.

GENERAL INSTRUCTIONS:

1. Seller is aware that interest on the existing loan(s) does not stop accruing at close of escrow, but continues until the actual day of receipt of the payoff by Lender.

Seller is aware that interest will accrue through weekends or holidays.

Seller is aware he/she/they are responsible for payment of all of such interest and will indemnify and hold Escrow Holder harmless in connection with the payment of such interest.

2. In accordance with Section 18662 of the Revenue and Taxation Code, a Buyer may be required to withhold an amount equal to 3 1/3 percent of the sale price or an alternative withholding amount certified by the Seller in the case of a disposition of California real property interest by either:

   1. A Seller who is an individual, trust, estate, or when the disbursement instructions authorize the proceeds to be sent to a financial intermediary of the Seller, OR
   2. A Corporate Seller that has no permanent place of business in California immediately after the transfer of title to the California property.

The Buyer may become subject to penalty for failure to withhold an amount equal to the greater of 10 percent of the amount required to be withheld or five hundred dollars ($500).

However, notwithstanding any other provision included in the California statutes referenced above, no Buyer will be required to withhold any amount or be subject to penalty for failure to withhold if any of the following apply:

   1. The sale price of the California real property conveyed does not exceed one hundred thousand dollars ($100,000).
   2. The Seller executes a written certificate, under the penalty of perjury, certifying that the Seller is a corporation with a permanent place of business in California.
   3. The Seller, who is an individual, trust, estate, or a corporation without a permanent place of business in California, executes a written certificate, under the penalty of perjury, of any of the following:

      A. The California real property being conveyed is the Seller's or Decedent's principal residence (within the meaning of Section 121 of the Internal Revenue Code).
      B. The last use of the property being conveyed was use by the Transferor as the Transferor's principal residence (within the meaning of Section 121 of the Internal Revenue Code).
      C. The California real property being conveyed is or will be exchanged for property of like kind (within the meaning of Section 1031 of the Internal Revenue Code), but only to the extent of the amount of gain not required to be recognized for California income tax purposes under Section 1031 of the Internal Revenue Code.
      D. The California real property has been compulsorily or involuntarily converted (within the meaning of Section 1033 of the Internal Revenue Code) and that the Seller intends to acquire property similar or related in service or use so as to be eligible for nonrecognition of gain for California income tax purposes under Section 1033 of the Internal Revenue Code.
      E. The California real property transaction will result in a loss or net gain not required to be recognized for California income tax purposes.

The Seller is subject to penalty for knowingly filing a fraudulent certificate for the purpose of avoiding the withholding requirement.

THE PARTIES TO THIS TRANSACTION SHOULD SEEK THE PROFESSIONAL ADVICE AND COUNSEL OF AN ATTORNEY, ACCOUNTANT OR OTHER TAX SPECIALIST'S OPINION CONCERNING THE EFFECT OF THIS LAW ON THIS TRANSACTION AND SHOULD NOT ACT ON ANY STATEMENTS MADE OR OMITTED BY THE ESCROW OR CLOSING OFFICER.

3. Checks to issued at Close of Escrow: I/We the undersigned Buyer/Borrower/Seller hereby acknowledge that we are aware the Fidelity National Title Company will issue a check payable to the undersigned in payment of Seller's proceeds/Borrower's proceeds or Buyer's excess deposit refund. I/We further acknowledge and agree that said check

Continued on Following Page

Initials: SW

will be presented to the bank for deposit as soon as possible after receipt, and collection and payment of the funds will only be done through the regular banking channels.

In addition, in the event there are liens to be paid on the undersigned's behalf, we hereby also acknowledge that I/we will not use the pay-by-phone electronic system to pay/collect the funds as Fidelity National Title Company will not honor such payments. The parties herein agree to be responsible for any stop payment and reissue charges and/or losses that may be incurred in connection with any and all electronic debits to Fidelity National Title Company's Trust Accounts.

4. **Facsimile Signature:** Escrow Holder is hereby authorized and instructed that, in the event any party utilizes "facsimile" transmitted signed documents or instructions to Escrow Holder, you are to rely on the same for all escrow instruction purposes and the closing of escrow as if they bore original signatures. Each party shall make every effort to provide to the other party and to Escrow Holder, within 72 hours after transmission, duplicate original documents or instructions bearing the original signatures. Each party further acknowledges and agrees that documents with non-original signatures may not be accepted for recording by the County Recorder, therefore no closing or recording may take place without the submission of the original documents.

5. Buyer acknowledges deposit of balance of funds to close escrow to be in the form of wire transfer, certified check, cashier's check or teller's check payable to Fidelity National Title Company pursuant to the "Deposit of Funds", Paragraph 1 contained in the General Provisions attached hereto and made a part hereof.

6. The undersigned hereby authorize and instruct Escrow Holder to charge each party to the escrow for their respective Federal Express and/or special mail handling/courier fees. Unless specified in writing by the undersigned, Escrow Holder is authorized to select special mail/delivery or courier service to be used.

Continued on Following Page

Initials: SW

GENERAL PROVISIONS

1. DEPOSIT OF FUNDS

The law dealing with the disbursement of funds requires that all funds be available for withdrawal as a matter of right by the title entity's escrow and/or sub escrow account prior to disbursement of any funds. Only cash or wire-transferred funds can be given immediate availability upon deposit. Cashier's checks, teller's checks and Certified checks may be available one business day after deposit. All other funds such as personal, corporate or partnership checks and drafts are subject to mandatory holding periods which may cause material delays in disbursement of funds in this escrow. In order to avoid delays, all fundings should be wire transferred. Outgoing wire transfers will not be authorized until confirmation of the respective incoming wire transfer or of availability of deposited checks.

Deposit of funds into general escrow trust account unless instructed otherwise. You may instruct Escrow Holder to deposit your funds into an interest bearing account by signing and returning the "Notice of Opportunity to Open Interest Bearing Account", which has been provided to you. If you do not so instruct us, then all funds received in this escrow shall be deposited with other escrow funds in one or more general escrow trust accounts, which include both non-interest bearing demand accounts and other depository accounts of Escrow Holder, in any state or national bank or savings and loan association insured by the Federal Deposit Insurance Corporation (the "depository institutions") and may be transferred to any other such escrow trust accounts of Escrow Holder or one of its affiliates, either within or outside the State of California. A general escrow trust account is restricted and protected against claims by third parties and creditors of Escrow Holder and its affiliates.

Receipt of benefits by Escrow Holder and affiliates. The parties to this escrow acknowledge that the maintenance of such general escrow trust accounts with some depository institutions may result in Escrow Holder or its affiliates being provided with an array of bank services, accommodations or other benefits by the depository institution. Some or all of these benefits may be considered interest due you under California Insurance Code Section 12413.5. Escrow Holder or its affiliates also may elect to enter into other business transactions with or obtain loans for investment or other purposes from the depository institution. All such services, accommodations, and other benefits shall accrue to Escrow Holder or its affiliates and Escrow Holder shall have no obligation to account to the parties to this escrow for the value of such services, accommodations, interest or other benefits.

Said funds will not earn interest unless the instructions otherwise specifically state that funds shall be deposited in an interest-bearing account. All disbursements shall be made by check of Fidelity National Title Company. The principals to this escrow are hereby notified that the funds deposited herein are insured only to the limit provided by the Federal Deposit Insurance Corporation. Any instruction for bank wire will provide reasonable time or notice for Escrow Holder's compliance with such instruction. Escrow Holder's sole duty and responsibility shall be to place said wire transfer instructions with its wiring bank upon confirmation of (1) satisfaction of conditions precedent or (2) document recordation at close of escrow. Escrow Holder will NOT be held responsible for lost interest due to wire delays caused by any bank or the Federal Reserve System, and recommends that all parties make themselves aware of banking regulations with regard to placement of wires.

In the event there is insufficient time to place a wire upon any such confirmation or the wires have closed for the day, the parties agree to provide written instructions for an alternative method of disbursement. WITHOUT AN ALTERNATIVE DISBURSEMENT INSTRUCTION, FUNDS WILL BE HELD IN TRUST IN A NON-INTEREST BEARING ACCOUNT UNTIL THE NEXT OPPORTUNITY FOR WIRE PLACEMENT.

2. PRORATIONS AND ADJUSTMENTS

All prorations and/or adjustments called for in this escrow are to be made on the basis of a thirty (30) day month unless otherwise instructed in writing. You are to use information contained on last available tax statement, rental statement as provided by the Seller, beneficiary's statement and fire insurance policy delivered into escrow for the prorations provided for herein.

3. SUPPLEMENTAL TAXES

The within described property may be subject to supplemental real property taxes due to the change of ownership taking place through this escrow. Any supplemental real property taxes arising as a result of the transfer of the property to Buyer shall be the sole responsibility of Buyer and any supplemental real property taxes arising prior to the closing date shall be the sole responsibility of the Seller. TAX BILLS ISSUED AFTER CLOSE OF ESCROW SHALL BE HANDLED DIRECTLY BETWEEN BUYER AND SELLER.

4. UTILITIES/POSSESSION

Transfer of utilities and possession of the premises are to be settled by the parties directly and outside escrow.

5. PREPARATION AND RECORDATION OF INSTRUMENTS

Escrow Holder is authorized to prepare, obtain, record and deliver the necessary instruments to carry out the terms and conditions of this escrow and to order the policy of title insurance to be issued at close of escrow as called for in these instructions. Close of escrow shall mean the date instruments are recorded.

6. AUTHORIZATION TO FURNISH COPIES

You are authorized to furnish copies of these instructions, supplements, amendments, notices of cancellation and closing statements, to the Real Estate Broker(s) and Lender(s) named in this escrow.

7. RIGHT OF CANCELLATION

Any principal instructing you to cancel this escrow shall file notice of cancellation in your office in writing. You shall, within two (2) working days thereafter, deliver, one copy of such notice to each of the other principals at the addresses stated in this escrow. UNLESS WRITTEN OBJECTION TO CANCELLATION IS FILED IN YOUR OFFICE BY A PRINCIPAL WITHIN TEN (10) DAYS AFTER DATE OF SUCH MAILING, YOU ARE AUTHORIZED TO COMPLY WITH SUCH NOTICE AND DEMAND PAYMENT OF YOUR CANCELLATION CHARGES. If written objection is filed, you are authorized to hold all money and instruments in this escrow and take no further action until otherwise directed, either by the principals' mutual written instructions, or by final order of a court of competent jurisdiction.

8. PERSONAL PROPERTY

No examination or insurance as to the amount or payment of personal property taxes is required unless specifically requested.

By signing these General Provisions, the parties to the escrow hereby acknowledge that they are indemnifying the Escrow Holder against any and all matters relating to any "Bulk Sales" requirements, and instruct Escrow Agent to proceed with the closing of escrow without any consideration of matter of any nature whatsoever regarding "Bulk Sales" being handled through escrow.

9. RIGHT OF RESIGNATION

Escrow Holder has the right to resign upon ten (10) days written notice delivered to the principals herein. If such right is exercised, all funds and documents shall be returned to the party who deposited them and Escrow Holder shall have no liability hereunder.

10. AUTHORIZATION TO EXECUTE ASSIGNMENT OF HAZARD INSURANCE POLICIES

Either Buyer, Seller and/or Lender may hand you the insurance agent's name and insurance policy information, and you are to execute, on behalf of the principals hereto, form assignments of interest in any insurance policy (other than title insurance) called for in this escrow, forward assignment and policy to the insurance agent, requesting that the insurer consent to such transfer and/or attach a loss payable clause and/or such other endorsements as may be required, and forward such policy(s) to the principals entitled thereto. It is not your responsibility to verify the information handed you or the assignability of said insurance. Your sole duty is to forward said request to insurance agent at close of escrow.

Further, there shall be no responsibility upon the part of Escrow Holder to renew hazard insurance policy(s) upon expiration or otherwise keep it in force either during or subsequent to the close of escrow. Cancellation of any existing hazard insurance policies is to be handled directly by the principals, and outside of escrow.

11. ACTION IN INTERPLEADER

The principals hereto expressly agree that you, as Escrow Holder, have the absolute right at your election to file an action in interpleader requiring the principals to answer and litigate their several claims and rights among themselves and you are authorized to deposit with the clerk of the court all documents and funds held in this escrow. In the event such action is filed, the principals jointly and severally agree to pay your cancellation charges and costs, expenses and reasonable attorney's fees which you are required to expend or incur in such interpleader action, the amount thereof to be fixed and judgment therefore to be rendered by the court. Upon the filing of such action, you shall thereupon be fully released and discharged from all obligations imposed by the terms of this escrow or otherwise.

12. TERMINATION OF AGENCY OBLIGATION

If there is no action taken on this escrow within six (6) months after the "time limit date" as set forth in the escrow instructions or written extension thereof, your agency obligation shall terminate at your option and all documents, monies or other items held by you shall be returned to the parties depositing same. In the event of cancellation of this escrow, whether it be at the request of any of the principals or otherwise, the fees and charges due Fidelity National Title Company, including expenditures incurred and/or authorized shall be borne equally by the parties hereto (unless otherwise agreed to specifically).

13. CONFLICTING INSTRUCTIONS

Upon receipt of any conflicting instructions, you are to take no action in connection with this escrow until non-conflicting instructions are received from all of the principals to this escrow (subject to sections 7, 9, 11 and 12 above).

14. REIMBURSEMENT ATTORNEY FEES/ESCROW HOLDER

In the event that a suit is brought by any party or parties to these escrow instructions to which the Escrow Holder is named as a party which results in a judgment in favor of the Escrow Holder and against a principal or principals herein, the principals or principals' agent agree to pay said Escrow Holder all costs, expenses and reasonable attorney's fees which it may expend or incur in said suit, the amount thereof to be fixed and judgment therefore to be rendered by the court in said suit.

15. DELIVERY/RECEIPT

Delivery to principals as used in these instructions unless otherwise stated herein is to be by regular mail, and receipt is determined to be 72 hours after such mailing. All documents, balances and statements due to the undersigned are to be mailed to the address shown herein. All notices, change of instructions, communications and documents are to be delivered in writing to the office of Fidelity National Title Company as set forth herein.

Continued on Following Page

Initials: SW

16. STATE/FEDERAL CODE NOTIFICATIONS

According to Federal Law, the Seller, when applicable, will be required to complete a sales activity report that will be utilized to generate a 1099 statement to the Internal Revenue Service.

Pursuant to State Law, prior to the close of escrow, Buyer will provide Escrow Holder with a Preliminary Change of Ownership Report. In the event said report is not handed to Escrow Holder for submission to the County in which subject property is located, upon recording of the Grant Deed, Buyers acknowledge that the applicable fee will be assessed by said County and Escrow Holder shall debit the account of Buyer for same at close of escrow.

Buyer and Seller herein represent and warrant that they will seek and obtain independent legal advice and counsel relative to their obligations under the "Foreign Investors In Real Property Act", and any other applicable federal and/or state laws regarding same, and will take all steps necessary in order to comply with such requirements and hereby hold you harmless relative to their compliance therewith.

17. ENCUMBRANCES

Escrow Holder is to act upon any statements furnished by a lienholder or his agent without liability or responsibility for the accuracy of such statements. Any adjustments necessary because of a discrepancy between the information furnished Escrow Holder and any amount later determined to be correct shall be settled between the parties direct and outside of escrow.

You are authorized, without the need for further approval, to debit my account for any fees and charges that I have agreed to pay in connection with this escrow, and for any amounts that I am obligated to pay to the holder of any lien or encumbrance to establish the title as insured by the policy of title insurance called for in these instructions. If for any reason my account is not debited for such amounts at the time of closing, I agree to pay them immediately upon demand, or to reimburse any other person or entity who has paid them.

18. ENVIRONMENTAL ISSUES

Fidelity National Title Company has made no investigation concerning said property as to environmental/toxic waste issues. Any due diligence required or needed to determine environmental impact as to forms of toxification, if applicable, will be done directly and by principals outside of escrow. Fidelity National Title Company is released of any responsibility and/or liability in connection therewith.

19. USURY

Escrow Holder is not to be concerned with any questions of usury in any loan or encumbrance involved in the processing of this escrow and is hereby released of any responsibility or liability therefore.

20. DISCLOSURE

Escrow Holder's knowledge of matters affecting the property, provided such facts do not prevent compliance with these instructions, does not create any liability or duty in addition to these instructions.

21. FACSIMILE SIGNATURE

Escrow Holder is hereby authorized and instructed that, in the event any party utilizes "facsimile" transmitted signed documents or instructions to Escrow Holder, you are to rely on the same for all escrow instruction purposes and the closing of escrow as if they bore original signatures. Each party shall make every effort to provide to the other party and to Escrow Holder, within 72 hours after transmission, duplicate original documents or instructions bearing the original signatures. Each party further acknowledges and agrees that documents with non-original signatures may not be accepted for recording by the County Recorder, therefore no closing or recording may take place without the submission of the original documents.

22. CLARIFICATION OF DUTIES

Fidelity National Title Company serves ONLY as an Escrow Holder in connection with these instructions and cannot give legal advice to any party hereto.

Escrow Holder is not to be held accountable or liable for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority or rights of any person executing the same. Escrow Holder's duties hereunder shall be limited to the proper handling of such money and the proper safekeeping of such instruments, or other documents received by Escrow Holder, and for the disposition of same in accordance with the written instructions accepted by Escrow Holder.

The agency and duties of Escrow Holder commence only upon receipt of copies of these Escrow Instructions executed by all parties.

THIS AGREEMENT IN ALL PARTS APPLIES TO, INURES TO THE BENEFIT OF, AND BINDS ALL PARTIES HERETO, THEIR HEIRS, LEGATEES, DEVISEES, ADMINISTRATORS, EXECUTORS, SUCCESSORS AND ASSIGNS, AND WHENEVER THE CONTEXT SO REQUIRES THE MASCULINE GENDER INCLUDES THE FEMININE AND NEUTER, AND THE SINGULAR NUMBER INCLUDES THE PLURAL. THESE INSTRUCTIONS AND ANY OTHER AMENDMENTS MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE CONSIDERED AS AN ORIGINAL AND BE EFFECTIVE AS SUCH.

MY SIGNATURE HERETO CONSTITUTES INSTRUCTION TO ESCROW HOLDER OF ALL TERMS AND CONDITIONS CONTAINED IN THIS AND ALL PRECEDING PAGES AND FURTHER SIGNIFIES THAT I HAVE READ AND UNDERSTAND THESE GENERAL PROVISIONS.

Fidelity National Title Company conducts escrow business under a Certificate of Authority No. 2597-3 issued by the California Department of Insurance.

All other terms and conditions remain the same.

China Organic Agriculture, Inc., a Florida corporation

By: ______________________

Steve Wan US Vice President